---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
Asset Management Inc. and Morgan Stanley     VICE PRESIDENT
Asset Management Limited; Managing           Harold J. Schaaff,
Director, Morgan Stanley & Co.               Jr.
Incorporated; Director, Morgan Stanley       VICE PRESIDENT
Group Inc.                                   Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         GLOBAL FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Global Fixed Income Portfolio aims to produce an attractive rate of return by investing in fixed income securities issued by governments, agencies, supranational entities and corporations with varying maturities in various currencies.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 3.00% for the Class A shares and 2.77% for the Class B shares as compared to a total return of 1.64% for the J.P. Morgan Traded Global Bond
Index. The average annual total return for the twelve month and five year periods ended September 30, 1996 and for the period from inception on May 1, 1991 through September 30, 1996 was 7.83%, 7.82%

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                 AVERAGE
                                                    AVERAGE      ANNUAL
                                                    ANNUAL        SINCE
                             YTD      ONE YEAR    FIVE YEARS    INCEPTION
                          ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A......       3.00%       7.83%        7.82%        8.26%
PORTFOLIO--CLASS B(3)...       2.77         N/A          N/A          N/A
INDEX...................       1.64        5.06         9.22         9.78

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
and 8.26%, respectively, for the Class A shares as compared to 5.06%, 9.22% and 9.78%, respectively, for the Index. As of September 30, 1996, the Portfolio had an SEC 30-day yield of 5.74% for the Class A shares and 5.59% for the Class B shares.

FIXED INCOME MARKETS

Fixed income markets performed well in the third quarter and produced overall local currency returns ranging from 1.7% in the U.S. to 7.2% in Australia. This produced year-to-date returns that ranged from 16.6% in Italy to a low of 0.2% in the U.S.

In the U.S., the benchmark thirty-year Treasury bond traded in a volatile yield range of 6.7% to 7.2% and ended the quarter little changed. The yield curve steepened modestly as shorter dated yields fell relative to longer maturity bonds, resulting in similar returns across the maturity spectrum. Mortgage bonds continued to outperform marginally equivalent maturity Treasuries due to their incremental yield while corporate bonds maintained their tight spreads.

The U.S. bond market was driven by evidence and debate about the strength of the U.S. economy, concerns about future inflation and the likely path of monetary policy. Confirmation of a strong second quarter growth, a tightening of labor market conditions, rising employment costs and other economic data put pressure on the Federal Reserve to increase interest rates. In the end, they decided to keep rates unchanged, citing the continued benign inflation background and other less upbeat data such as sluggish retail sales growth and soft durable goods orders. Since the market had factored some tightening of monetary policy into the yield curve, yields fell as the quarter came to a close. If the Fed's decision is vindicated and growth continues to moderate, then yields can fall further. However, if growth remains above trend, the Fed will remain biased to tighten and rates will likely rise over the next three to six months, putting upward pressure on long maturity yields. Year-to-date 30-year yields are still up over 100 basis points, making the U.S. bond market the worst performer in the world.

Canadian bonds continued to outperform significantly their U.S. counterparts, producing an overall return of 4.9% for the quarter and 6.3% for the year-to-date. Yield spreads with U.S. bonds are now at their narrowest level in over a decade. With the economy remaining sluggish and inflationary pressures muted, the Bank of Canada lowered interest rates a further 50 basis points in July. Continued progress on reducing the Federal and provincial budget deficits also contributed to Canadian bonds good performance. The Australian market was the star performer in the quarter, returning 7.2% taking year-to-date returns to 8.3%. The Reserve Bank of Australia, like its Canadian counterpart, also cut interest rates by 50 basis points. This surprised the market and led to a large drop in Australian bond yields. Tight fiscal policy and falling inflationary expectations has added to the positive sentiment in Australia. By quarter end, 10-year yield spreads with U.S. Treasuries had narrowed to 110 basis points, their lowest level since February 1994.

The Japanese bond market performed better than most international investors expected, returning an overall 3%, an impressive number given the low level of interest rates in Japan. Benchmark yields rallied through the psychologically important 3% barrier following the publication of a weaker than expected Tankan business survey in August. Although the data exaggerated fears of a renewed slowdown in the Japanese economy, it was sufficient to dispel market fears of an interest rate hike by the Bank of Japan. The steep yield curve helped longer maturity bonds produce the highest returns. Year-to-date Japanese bonds have returned 3.9% in local currency terms. This is significantly better than the U.S. but not as good as in Europe, Canada or Australia. Although a Bank of Japan tightening may not be on the agenda until next year, the market offers relatively poor value. Current nominal and real yields are uncompetitive with what can be had elsewhere; the yen is still falling in value; Japanese inflation is headed up, albeit modestly; and the budget deficit remains serious. Overly loose monetary and fiscal policy will constrain the ability of Japanese bond yields to fall further.

European bonds performed significantly better than either U.S. or Japanese bonds. The economic backdrop remained constructive as central banks cut rates and inflationary pressures remained muted. Intra-European yield spreads to Germany widened early in the quarter as concerns mounted over a strengthening Deutschemark and perceived bottoming of the German interest rate cycle. However, yield differentials narrowed significantly in the last half of the quarter. A key catalyst was the surprisingly large interest rate cut by the Bundesbank in August. They cut their repo rate by 30 basis points to 3% citing favorable inflation and improving money supply trends. Undoubtedly, however, the cut was designed to help offset a strengthening Deutschemark, ease the transition to European monetary union (EMU) and lessen the contractionary effects of fiscal policy retrenchment. The German market returned an overall 3.6% in local currency terms with 10-year bond yields ending the quarter quite close to the psychological barrier of 6%. Year-to-date German bonds have returned 4.6%, a below average return but better than in the other two largest countries, the U.S. and Japan.

The top performing markets in Europe were Italy, Spain and Sweden which all produced returns in excess of 4.5%. They were buoyed by falls in inflation, cuts in money market rates and increased determination to reduce budget deficits to the 3% Maastricht criteria necessary for EMU entry. Rising political momentum and optimism towards this project carried these markets yet higher. The French market suffered a bout of indigestion early in the quarter as doubts rose about the government's ability to deliver a convincingly tough budget against a backdrop of social unrest. It recovered later in the quarter as optimism regarding EMU returned. French bonds returned a respectable 3.7% in the quarter and have been an above average performer year-to-date, returning 8.2%. U.K. government bonds were alone in suffering through a period of wider yield spreads to Germany. They returned 3.2% for the quarter and 4.5% year-to-date. The relative strength of the U.K. economy, doubts about the credibility of monetary policy in the run up to the next general election and the U.K.'s unwavering distaste for participation in EMU hurt the market.

The continuation of above trend, or improving, economic conditions around the world suggests a rather uninspiring backdrop for global fixed income markets, especially after the recent substantial rallies. On the other hand, inflation conditions remain benign and real yields are at respectable levels, although not massively attractive. In addition, fiscal conditions are likely to continue their improving trend and low short-term interest rates and steep yield curves will help contain any sell offs. Relative inflation and interest rate trends continue to favor the European markets although this relative attractiveness has diminished as these markets have already substantially outperformed. It would only take a modest slowdown in the U.S. economy and a further cyclical improvement in the European economy to reverse recent trends.

CURRENCIES

The U.S. dollar traded in a narrow range but sentiment towards it remained generally positive. Against the deutschemark, it moved in a range between 1.47 and 1.53, ending the quarter little changed. Year-to-date the dollar has appreciated 6% against the deutschemark and other continental European currencies. It appreciated a modest 1% against the yen to end at 2 1/2 year highs of yen 111.5. Year-to-date the yen has been the worst performing currency in the world, dropping over 7% against the dollar.

The dollar did experience a bout of volatility in July as U.S. inflation fears mounted, the Fed declined to raise rates and U.S. equity prices fell precipitously. A surge in the U.S. trade deficit also did not help. The dollar subsequently recovered in September as the German Bundesbank and the Swiss National Bank cut interest rates to prevent their currencies from appreciating any further. A weaker than expected Tankan business survey also alleviated fears that Japanese rates were headed higher.

The Canadian dollar traded in a narrow range to end the quarter little changed. Despite improving fundamentals, it remained grounded by a fear of rising U.S. rates and continued monetary accommodation by the Bank of Canada which took short rate differentials with the U.S. to a record low. Year-to-date the currency is essentially unchanged versus the U.S. dollar. The New Zealand dollar climbed over 2% in the quarter to reach eight-year highs as the Reserve Bank of New Zealand indicated that core inflation would likely remain above target and a tight monetary policy would be maintained. The New Zealand dollar has been the strongest currency in the world year-to-date, rising almost 7% against the U.S. dollar. The Australian dollar ended little changed on the quarter as the positive influence of Japanese capital flows was negated by lower interest rates. Year-to-date the Australian dollar has been the second strongest currency in the world rising over 6% against the U.S. dollar.

Within Europe, the deutschemark strengthened on most cross rates until reversing in September, ending the quarter slightly weaker. Sterling recouped earlier losses to end at 20-month highs of DEM 2.39 as improving economic conditions reduced the chance of a politically motivated interest rate cut. Peripheral currencies also did well, continuing their trend from earlier in the year. The Italian lira and Swedish krona produced net gains versus the deutschemark due to improving sentiment on monetary union and better economic fundamentals. The Spanish peseta ended the quarter nearly unchanged versus the deutschemark as the Bank of Spain successfully maintained the currency in a tight band.

Exchange rate  movements over  the last  year have  eliminated most  significant misalignments between currencies. However, the dollar should remain well supported by the U.S. economic recovery. Developments on the interest rate front have further increased the cost of betting against the dollar. The European desire for a stable to higher dollar is as great as ever given the desire to boost economic growth and smooth the path to monetary union.

Michael J. Smith
PORTFOLIO MANAGER

Robert M. Smith
PORTFOLIO MANAGER

October, 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (90.3%)
  AUSTRALIAN DOLLAR (0.9%)
    GOVERNMENT BOND (0.9%)
 AUD      1,200    Government of Australia 9.50%,
                    8/15/03                                $1,045
                                                        ---------
  BRITISH POUND (8.5%)
    GOVERNMENT BONDS (8.5%)
 GBP      2,100    United Kingdom Treasury Gilt
                    7.75%, 9/08/06                          3,297
          1,400    United Kingdom Treasury Gilt
                    8.00%, 12/07/00                         2,273
          1,650    United Kingdom Treasury Gilt
                    8.00%, 6/10/03                          2,673
            650    United Kingdom Treasury Gilt
                    10.00%, 9/08/03                         1,161
                                                        ---------
                                                            9,404
                                                        ---------
  CANADIAN DOLLAR (3.1%)
    GOVERNMENT BONDS (3.1%)
 CAD      3,200    Government of Canada 6.50%,
                    6/01/04                                 2,294
          1,300    Government of Canada 9.75%,
                    6/01/21                                 1,172
                                                        ---------
                                                            3,466
                                                        ---------
  DANISH KRONE (4.4%)
    GOVERNMENT BONDS (4.4%)
 DKK      5,200    Kingdom of Denmark 8.00%, 11/15/01         971
         13,800    Kingdom of Denmark 7.00%, 12/15/04       2,406
          8,300    Kingdom of Denmark 8.00%, 3/15/06        1,516
                                                        ---------
                                                            4,893
                                                        ---------
  DEUTSCHE MARK (15.0%)
    EUROBOND (4.6%)
  DEM     7,500    Landeskreditbank Baden-
                    Wuerttemberg Financial 6.625%,
                    8/20/03                                 5,141
                                                        ---------
    GOVERNMENT BONDS (10.4%)
         10,900    German Unity Bond 8.00%, 1/21/02         8,046
          2,000    Government of Germany 6.25%,
                    1/04/24                                 1,207


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
   DEM    3,400    Treuhandanstalt 6.75%, 5/13/04       $   2,344
                                                        ---------
                                                           11,597
                                                        ---------
                                                           16,738
                                                        ---------
  FRENCH FRANC (3.3%)
    GOVERNMENT BOND (3.3%)
 FRF     17,200    French Treasury Bill 7.75%,
                    4/12/00                                 3,654
                                                        ---------
  IRISH PUNT (5.6%)
    GOVERNMENT BONDS (5.6%)
IEP       1,400    Irish Government 6.25%, 4/01/99          2,247
          2,500    Irish Government 6.50%, 10/18/01         4,027
                                                        ---------
                                                            6,274
                                                        ---------
  ITALIAN LIRA (6.9%)
    GOVERNMENT BONDS (6.9%)
ITL   2,300,000    BTPS 10.50%, 7/15/98                     1,578
      4,300,000    BTPS 10.50%, 7/15/00                     3,065
      2,700,000    BTPS 9.50%, 1/01/05                      1,883
      1,600,000    BTPS 9.50%, 2/01/06                      1,123
                                                        ---------
                                                            7,649
                                                        ---------
  JAPANESE YEN (8.1%)
    EUROBONDS (8.1%)
JPY     240,000    European Investment Bank 6.625%,
                    3/15/00                                 2,511
        220,000    Export Import Bank of Japan
                    4.375%, 10/01/03                        2,186
        260,000    International Bank for
                    Reconstruction & Development
                    4.75%, 12/20/04                         2,666
        145,000    Republic of Austria 6.25%,
                    10/16/03                                1,600
                                                        ---------
                                                            8,963
                                                        ---------
  NETHERLANDS GUILDER (0.9%)
    GOVERNMENT BOND (0.9%)
 NLG      1,500    Netherlands Government 9.00%,
                    1/15/01                                 1,016
                                                        ---------
  SPANISH PESETA (3.5%)
    GOVERNMENT BONDS (3.5%)
 ESP    370,000    Spanish Government 12.25%, 3/25/00       3,290

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
  ESP    70,000    Spanish Government 11.30%, 1/15/02   $     636
                                                        ---------
                                                            3,926
                                                        ---------
  SWEDISH KRONA (5.8%)
    GOVERNMENT BOND (5.8%)
 SEK     34,300    Swedish Government 13.00%, 6/15/01       6,459
                                                        ---------
  UNITED STATES DOLLAR (23.6%)
    CORPORATE BONDS AND NOTES (4.6%)
U.S.$       988    Asset Securitization Corp. 7.10%,
                    8/13/29                                   980
            385    Goldman Sachs Group 6.25%, 2/01/03         365
            885    LB Commercial Conduit Mortgage
                    Trust 7.14%, 8/25/04                      882
            300    Lumbermens Mutual Casualty Co.,
                    Series AI, 9.15%, 7/01/26                 311
            600    Metropolitan Life Insurance 7.45%,
                    11/01/23                                  548
          2,000    UCFC, CMO, Series 1995-C1, Class
                    A3, 6.775%, 9/10/17                     2,006
                                                        ---------
                                                            5,092
                                                        ---------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.0%)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
          9,700    6.00%, 10/01/03                          9,415
          2,744    6.50%, 1/01/26                           2,577
                                                        ---------
                                                           11,992
                                                        ---------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
          2,473    7.00%, 2/15/26                           2,381
                                                        ---------
      U.S. TREASURY BONDS
          1,300    8.125%, 8/15/19                          1,453
            750    8.75%, 5/15/20                             892
            400    7.875%, 2/15/21                            437
            650    7.625%, 2/15/25                            698
                                                        ---------
                                                            3,480
                                                        ---------
      U.S. TREASURY NOTES
          2,300    5.125%, 11/30/98                         2,253
          1,000    6.125%, 9/30/00                            989
                                                        ---------
                                                            3,242
                                                        ---------
                                                           21,095
                                                        ---------
                                                           26,187
                                                        ---------
      YANKEE BOND (0.7%)
            765    Hydro-Quebec 7.50%, 4/01/16                744
                                                        ---------
TOTAL FIXED INCOME SECURITIES (90.3%) (Cost $99,779)
                                                          100,418
                                                        ---------


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------

SHORT-TERM INVESTMENTS (16.7%)
  REPURCHASE AGREEMENT (2.7%)
        $ 2,970    Chase Securities, Inc. 5.40%,
                    dated 9/30/96, due 10/01/96, to
                    be repurchased at $2,970,
                    collateralized by $2,185 U.S.
                    Treasury Bonds, 10.625%, due
                    8/15/15, valued at $3,007
                    (Cost $2,970)                       $   2,970
                                                        ---------

U.S. TREASURY BILL (14.0%)
         15,600    10/10/96                                15,581
                                                        ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $18,551)                18,551
                                                        ---------
TOTAL INVESTMENTS (107.0%) (Cost $118,330)                118,969
                                                        ---------
OTHER ASSETS AND LIABILITIES (-7.0%)
   Other Assets                                            15,495
Liabilities                                               (23,282)
                                                        ---------
                                                           (7,787)
                                                        ---------
NET ASSETS (100%)                                       $ 111,182
                                                        ---------
                                                        ---------
CLASS A:
-----------------------------------------------------
  NET ASSETS                                             $109,665
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 9,784,268 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $11.21
                                                        ---------
                                                        ---------
CLASS B:
-----------------------------------------------------
  NET ASSETS                                               $1,517
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 135,465 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)
                                                           $11.20
                                                        ---------
                                                        ---------

----------------------------------
CMO-Collateralized Mortgage Obligation